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                                                                    EXHIBIT 99.1


                                 ABS Term Sheet



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                       Onyx Acceptance Owner Trust 1999-B

                                 RETAIL AUTO ABS


                      $350,000,000 ASSET-BACKED SECURITIES


                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                  $52,000,000 Class A-1 [ ]% Asset-Backed Notes

                 $100,000,000 Class A-2 [ ]% Asset-Backed Notes

                 $105,000,000 Class A-3 [ ]% Asset-Backed Notes

                  $72,000,000 Class A-4 [ ]% Asset-Backed Notes

                   $21,000,000 [ ]% Asset-Backed Certificates


                                   Term Sheet

The attached information (the "Term Sheet") is privileged and confidential and is intended for use by the addressee only. The Term Sheet is furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. Neither Merrill Lynch, the issuer of the securities nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressee to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be

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unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk.
Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

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                       Onyx Acceptance Owner Trust 1999-B

                                 RETAIL AUTO ABS

                      $350,000,000 ASSET-BACKED SECURITIES

                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                  $52,000,000 Class A-1 [ ]% Asset-Backed Notes

                 $100,000,000 Class A-2 [ ]% Asset-Backed Notes

                 $105,000,000 Class A-3 [ ]% Asset-Backed Notes

                  $72,000,000 Class A-4 [ ]% Asset-Backed Notes

                   $21,000,000 [ ]% Asset-Backed Certificates


                                   Term Sheet

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes or Certificates should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Salomon Smith Barney Syndicate Desk at (212)
783-3727.

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                       Onyx Acceptance Owner Trust 1999-B

                                 RETAIL AUTO ABS

                      $350,000,000 ASSET-BACKED SECURITIES

                      ONYX ACCEPTANCE FINANCIAL CORPORATION
                                     SELLER

                           ONYX ACCEPTANCE CORPORATION
                                    SERVICER


                  $52,000,000 Class A-1 [ ]% Asset-Backed Notes

                 $100,000,000 Class A-2 [ ]% Asset-Backed Notes

                 $105,000,000 Class A-3 [ ]% Asset-Backed Notes

                  $72,000,000 Class A-4 [ ]% Asset-Backed Notes

                   $21,000,000 [ ]% Asset-Backed Certificates


                                   Term Sheet

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the information may not reflect the impact of all structural characteristics of the security. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a prospectus and any investment decision with respect to the Notes or Certificates should be made by you based solely upon all of the information contained in the final prospectus and final prospectus supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus and final prospectus supplement relating to the securities. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced securities will actually perform as described in any scenario presented. A final prospectus and final prospectus supplement may be obtained by contacting the Chase Securities Trading Desk at (212) 834-3720.

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                       ONYX ACCEPTANCE OWNER TRUST 1999-B

                               Subject to Revision

                          TERM SHEET DATED MAY 10, 1999

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ISSUER.............................     Onyx Acceptance Owner Trust 1999-B, a Delaware business trust (the
                                        "TRUST"). The Trust will be established by a trust agreement among the
                                        Seller, the Owner Trustee and the Trust Agent. The trust agreement is referred to herein as the "TRUST AGREEMENT".

SELLER..............................    Onyx Acceptance Financial Corporation, a wholly-owned, limited purpose subsidiary of Onyx Acceptance Corporation.

SERVICER............................    Onyx Acceptance Corporation ("ONYX").

INDENTURE TRUSTEE...................    The Chase Manhattan Bank, as trustee under the Indenture.

OWNER TRUSTEE.......................    Bankers Trust (Delaware), as trustee under the Trust Agreement.

TRUST AGENT.........................    The Chase Manhattan Bank, as agent of the Owner Trustee under the
                                        Trust Agreement.

INSURER.............................    MBIA Insurance Corporation, as Insurer under the Insurance
                                        Agreement ("MBIA").

CLOSING DATE........................    On or about May 18, 1999.

THE NOTES...........................    The Trust will issue Auto Loan Backed Notes (the "NOTES") pursuant to an indenture to be dated as of May 1, 1999 (the "INDENTURE") between the Issuer and the Indenture Trustee. The Notes will include the Class
                                        A-1 Auto Loan Backed Notes in the aggregate principal amount of
                                        $52,000,000, the Class A-2 Auto Loan Backed Notes in the aggregate principal amount of $100,000,000, the Class A-3 Auto Loan Backed Notes in the aggregate principal amount of $105,000,000, and the Class A-4
                                        Auto Loan Backed Notes in the aggregate principal amount of
                                        $72,000,000. The Notes will be non- recourse obligations of the Trust and will be secured by certain assets of the Trust pursuant to the
                                        Indenture.

THE CERTIFICATES....................    The Trust will issue Auto Loan Backed Certificates (the "CERTIFICATES"
                                        and, together with the Notes, the "SECURITIES"), in the aggregate principal amount of $21,000,000. The Certificates will represent undivided beneficial ownership interests in the Trust and will be issued pursuant to the Trust Agreement.

THE RESIDUAL INTERESTS..............    The Trust will issue certificates representing the Residual Interests in the Trust. The Residual Interests are not offered for sale.


TRUST PROPERTY......................    The Trust's assets will include:

                                        o  a pool of fixed rate motor vehicle retail installment sales contracts and installment loan agreements (the "CONTRACTS"), each of which was purchased from the Seller
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                                           and each of which is secured by a new or used automobile,
                                           light-duty truck or van;

                                        o  certain documents relating to the Contracts;

                                        o  certain monies received with respect to the Contracts on or after the Cut-Off Date for such Contracts;

                                        o  security interests in the financed vehicles and the rights to receive proceeds from claims on certain insurance policies covering the financed vehicles or the individual obligors under each related
                                           Contract;

                                        o  all amounts on deposit in certain specified accounts (excluding any investment income credited to the Collection Account, which will be paid to the Servicer);

                                        o  the right of the Seller to cause Onyx to repurchase certain
                                           Contracts under specified circumstances; and

                                        o  all proceeds of the foregoing.

                                        Pursuant to the Indenture, the Trust will grant a security interest in the Trust Property (excluding the Certificate Distribution Account) in favor of the Indenture Trustee, on behalf of the Noteholders, and for the benefit of MBIA in support of the obligations owing to MBIA under the Insurance Agreement.

CONTRACTS...........................    The Trust's main source of funds for making payments on the Securities will be collections on the Contracts. The Trust will acquire certain
                                        Contracts with a total principal balance of $295,224,883.99 as of May
                                        1, 1999. Such Contracts are referred to herein as the "INITIAL
                                        CONTRACTS" and May 1, 1999 is referred to as the "INITIAL CUT-OFF
                                        DATE". The total principal balance of the Initial Contracts as of the
                                        Initial Cut-Off Date is referred to as the "INITIAL CUT-OFF POOL
                                        BALANCE".

                                        The Trust will acquire certain additional Contracts that have been or will be originated or purchased after the Initial Cut-Off Date but prior to May 17, 1999. Such Contracts are referred to herein as the
                                        "SUBSEQUENT CONTRACTS" and May 17, 1999 is referred to as the "FINAL
                                        CUT-OFF DATE". The total principal balance of the Initial Contracts as of the Initial Cut-Off Date and the Subsequent Contracts as of the
                                        Final Cut-Off Date, which will be approximately $350,000,000, is referred to as the "ORIGINAL POOL BALANCE".

                                        The Trust will acquire the Contracts from the Seller pursuant to a
                                        Sale and Servicing Agreement dated as of May 1, 1999 (the "SALE AND
                                        SERVICING AGREEMENT").

                                        The term "CUT-OFF DATE" as used herein refers to the Initial Cut-Off
                                        Date for the Initial Contracts and the Final Cut-Off Date for the
                                        Subsequent Contracts.
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                                        As of the Initial Cut-Off Date, the Initial Contracts had the
                                        following characteristics:

                                          Weighted average annual percentage rate:          14.691%
                                          Weighted average remaining term:                  56.11 months
                                          Contracts that allocate interest and principal
                                           by the rule of 78's or actuarial method:         13.43% (by Initial Cut-Off Pool Balance)
                                          Contracts that allocate interest and principal
                                           by the simple interest method:                   86.57% (by Initial Cut-Off Pool Balance)
                                          Contracts secured by new vehicles:                14.41% (by Initial Cut-Off Pool Balance)
                                          Contracts secured by used vehicles:               85.59% (by Initial Cut-Off Pool Balance)
                                          Contracts originated in California:*              30.61% (by Initial Cut-Off Pool Balance)
                                          Contracts originated in Florida:*                  9.15% (by Initial Cut-Off Pool Balance)

                                        *  As of the Initial Cut-Off Date, the aggregate principal balances of
                                           Initial Contracts originated in any single state other than
                                           California or Florida did not exceed 7.69% of the Initial Cut-Off
                                           Pool Balance.

                                           No Initial Contract has, and no Subsequent Contract will have, a scheduled maturity date later than July 2, 2005.

                                           Although the financial and other data for the Subsequent Contracts will differ from the characteristics of the Initial Contracts set forth above, the characteristics of the Contracts as a whole will not vary materially from the characteristics of the Initial
                                           Contracts.

DISTRIBUTION DATE...................    Interest and principal on the Notes and the Certificates will be payable on the 15th day of each month. If the 15th day of a month is not a business day, then the payment for that month will be made on the next succeeding business day. The first payment will be due on
                                        June 15, 1999.

                                        A business day is a day other than a Saturday, Sunday or other day on which commercial banks located in California or New York are authorized or required to be closed.

TERMS OF THE NOTES:

A.  INTEREST........................    Class A-1 Rate:  ______% per annum.
                                        Class A-2 Rate:  ______% per annum.
                                        Class A-3 Rate:  ______% per annum.
                                        Class A-4 Rate:  ______% per annum.

                                        With respect to each Distribution Date, interest on the principal balance of each class of Notes will accrue at its respective per annum interest rate during the period from and including the prior
                                        Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to but excluding the applicable
                                        Distribution Date and will be payable to the related Noteholders monthly on each related Distribution Date commencing June 15, 1999.
                                        Interest on the Notes will be calculated on the basis of a 360-day year of twelve 30-day months, with the exception of the Class A-1
                                        Notes, with respect to which interest will be calculated on the basis of a 360-day year and the actual number of days in the related accrual period.
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B.  PRINCIPAL.......................    The Trust will make payments of principal on the Notes monthly, on each Distribution Date, in an amount generally equal to the Note
                                        Principal Distributable Amount for such Distribution Date. No principal payments will be made on the Class A-2 Notes until the Class
                                        A-1 Notes have been paid in full; no principal payments will be made on the Class A-3 Notes until the Class A-2 Notes have been paid in full; and no principal payments will be made on the Class A-4 Notes until the Class A-3 Notes have been paid in full.

                                        The Trust must pay the outstanding principal amount of each class of
                                        Notes, to the extent not previously paid, by the Distribution Date occurring in the following months:

                                          CLASS          FINAL SCHEDULED DISTRIBUTION DATE
                                          -----          ---------------------------------
                                           A-1           May 2000
                                           A-2           November 2001
                                           A-3           February 2003
                                           A-4           April 2004

                                        The final scheduled Distribution Dates set forth above are referred to herein as the "FINAL SCHEDULED DISTRIBUTION DATE" for each class of
                                        Notes. The outstanding principal balance of each class of Notes is expected be paid in full earlier, and could be paid significantly earlier, than the Final Scheduled Distribution Date for such class, depending on a variety of factors.

                                        The "ACCELERATED PRINCIPAL COMMENCEMENT DATE" means the first
                                        Distribution Date on which (i) the aggregate principal balance of the
                                        Contracts (the "POOL BALANCE") as of such Distribution Date is equal to or less than 15% of the Original Pool Balance, and (ii) the amount on deposit in the Spread Account is equal to or greater than the
                                        Spread Account Maximum (after giving effect to any deposit thereto on such Distribution Date).

                                        The "ACCELERATED PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date occurring on or after the Accelerated
                                        Principal Commencement Date, the amount which would remain on deposit in the Payment Account for such Distribution Date after making all other payments required to be made on such Distribution Date pursuant to the Sale and Servicing Agreement without regard to the inclusion of such amount as part of the Note Principal Distributable Amount. The
                                        Accelerated Principal Distributable Amount shall only be included in the Note Principal Distributable Amount until all of the Notes have been paid in full, and shall not be included in the Certificate
                                        Principal Distributable Amount at any time.

                                        A "COLLECTION PERIOD" with respect to a Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs; provided, that with respect to Liquidated Contracts the
                                        Collection Period will be the period from but excluding the sixth business day preceding the immediately preceding Distribution Date to and including the sixth business day preceding such Distribution Date.
                                        With respect to the first Distribution Date, the "COLLECTION PERIOD"
                                        for Liquidated Contracts will be the period from and
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                                        including the Cut-Off Date to and including the sixth business day preceding such first Distribution Date.

                                        A "CRAM DOWN LOSS" means, with respect to a Contract, if a court of appropriate jurisdiction in an insolvency proceeding shall have issued an order reducing the amount owed on such Contract or otherwise modifying or restructuring the scheduled payments to be made on such
                                        Contract, an amount equal to (i) the excess of the Principal Balance of such Contract immediately prior to such order over the Principal
                                        Balance of such Contract as so reduced and/or (ii) if such court shall have issued an order reducing the effective rate of interest on such
                                        Contract, the excess of the Principal Balance of such Contract immediately prior to such order over the net present value of the scheduled payments as so modified or restructured.

                                        A "DEFAULTED CONTRACT" with respect to any Collection Period is a
                                        Contract (i) which is, at the end of such Collection Period, delinquent in the amount of at least two monthly installments of monthly principal and interest or (ii) with respect to which the related financed vehicle has been repossessed or repossession efforts with respect to the related financed vehicle have been commenced.

                                        A "LIQUIDATED CONTRACT" is a Contract that (i) is the subject of a full prepayment; (ii) is a Defaulted Contract with respect to which liquidation proceeds constituting, in the Servicer's reasonable judgment, the final amounts recoverable have been received and deposited in the Collection Account; (iii) is paid in full on or after its maturity date; or (iv) has been a Defaulted Contract for four or more Collection Periods and as to which liquidation proceeds have not been deposited in the Collection Account; provided, however, that in any event a Contract that is delinquent in the amount of five monthly installments of monthly principal and interest at the end of a
                                        Collection Period shall be deemed to be a Liquidated Contract and shall be deemed to have a balance of zero.

                                        The "NOTE PERCENTAGE" means (i) for each Distribution Date prior to the Distribution Date on which the principal amount of the Class A-4
                                        Notes is reduced to zero, 100%, (ii) on the Distribution Date on which the principal amount of the Class A-4 Notes is reduced to zero, (a)
                                        100% until the principal amount of the Class A-4 Notes has been reduced to zero and (b) with respect to any remaining portion of the
                                        Regular Principal Distributable Amount, 0%; and (iii) for each
                                        Distribution Date after the Distribution Date on which the principal amount of the Class A-4 Notes is reduced to zero, 0%.

                                        The "NOTE PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of any
                                        Distribution Date, the excess of the Note Principal Distributable
                                        Amount for such Distribution Date over the amount in respect of principal that is actually deposited in the Note Distribution Account on such Distribution Date.

                                        The "NOTE PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any
                                        Distribution Date, the sum of (i) the Note Percentage of the Regular
                                        Principal Distributable Amount for such Distribution Date, (ii) the
                                        Accelerated Principal Distributable Amount, if any, for such
                                        Distribution Date and (iii) any outstanding Note Principal Carryover
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                                        Shortfall for the immediately preceding Distribution Date; provided, however, that the Note Principal Distributable Amount shall not exceed the aggregate outstanding principal amount of the Notes.
                                        Notwithstanding the foregoing, the Note Principal Distributable Amount on the Final Scheduled Distribution Date for each class of Notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of the related class of Notes to zero.

                                        The "PRINCIPAL BALANCE" means, with respect to a Contract, as of any date, the amount financed under the terms of such Contract minus (i)
                                        that portion of monthly principal and interest payments in respect of such Contract received on or prior to the end of the most recently ended Collection Period and allocable to principal as determined by the Servicer and (ii) any Cram Down Loss incurred in respect of such
                                        Contract on or prior to the end of the most recently ended Collection
                                        Period. For purposes of this definition, allocations of monthly principal and interest payments on each Contract by the Servicer shall be made in accordance with the terms of such Contract, in the case of a simple interest contract or actuarial contract, or in accordance with the recomputed actuarial method, in the case of a rule of 78's contract.

                                        A "PURCHASED CONTRACT" means a Contract that (i) has been purchased by
                                        Onyx or the Seller because of certain material defects in documents related to such Contract or certain breaches of representations and warranties regarding such Contract made by the Seller in the Sale and
                                        Servicing Agreement that materially and adversely affect the interests of the securityholders or the Insurer, (ii) has been purchased by the
                                        Servicer because of certain breaches of servicing covenants or (iii)
                                        has been purchased by the Servicer in the event of an Optional
                                        Purchase.

                                        The "REGULAR PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the amount equal to the sum of the following amounts with respect to the related Collection Period: (i) collections received on Contracts (other than Liquidated Contracts and Purchased
                                        Contracts) allocable to principal as determined by the Servicer, including full and partial principal prepayments (other than partial prepayments on Contracts that allocate principal and interest based on the rule of 78's or the actuarial method, representing payments not due in such Collection Period, which will be deposited into the
                                        Payahead Account), (ii) the Principal Balance of all Contracts (other than Purchased Contracts) that became Liquidated Contracts during the related Collection Period, (iii) the Principal Balance as of the date of purchase of all Contracts that became Purchased Contracts as of the immediately preceding record date and (iv) the aggregate amount of
                                        Cram Down Losses incurred during the related Collection Period.

C.  MANDATORY PARTIAL REDEMPTION...     If the proceeds from the sale of the Securities is greater than the
                                        Original Pool Balance, the Trust will partially redeem the Class A-1
                                        Notes on the first Distribution Date. In such event, the Indenture
                                        Trustee will distribute principal to the Class A-1 Noteholders in an amount equal to the excess of the proceeds over the Original Pool
                                        Balance.
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TERMS OF THE CERTIFICATES:

A.  INTEREST.......................     Certificate Rate: ______% per annum.

                                        Interest on the Certificates will accrue monthly at the Certificate
                                        Rate and will be payable to Certificateholders monthly on each related
                                        Distribution Date commencing June 15, 1999. Interest on the
                                        Certificates will be calculated on the basis of a 360-day year of twelve 30-day months.

                                        The "CERTIFICATE BALANCE" will equal $21,000,000 (the "ORIGINAL
                                        CERTIFICATE BALANCE") on the Closing Date and on any date thereafter will equal the Original Certificate Balance reduced by all distributions of principal previously made in respect of the
                                        Certificates. Distributions of interest on the Certificates will be subordinated to payments of interest on the Notes on each Distribution
                                        Date. On the Final Scheduled Distribution Date for a class of Notes, interest on the Certificates will be subordinated to payments of principal then due on such class of Notes.

B.  PRINCIPAL......................     No principal will be paid on the Certificates until all of the Notes have been paid in full. On the Distribution Date that the Notes are paid in full, and on each succeeding Distribution Date, the Trust will make payments of principal on the Certificates in an amount equal to the Certificate Principal Distributable Amount for such Distribution
                                        Date.

                                        The "CERTIFICATE PRINCIPAL DISTRIBUTABLE AMOUNT" means, with respect to any Distribution Date, the sum of (i) the Certificate Percentage of
                                        the Regular Principal Distributable Amount for such Distribution Date and (ii) any outstanding Certificate Principal Carryover Shortfall for the immediately preceding Distribution Date; provided, however, that the Certificate Principal Distributable Amount shall not exceed the
                                        Certificate Balance. Notwithstanding the foregoing, the Certificate
                                        Principal Distributable Amount on the Final Scheduled Distribution
                                        Date for the Certificates shall not be less than the amount that is necessary to reduce the outstanding principal amount of the
                                        Certificates to zero.

                                        The "CERTIFICATE PERCENTAGE" means (i) for each Distribution Date prior to the Distribution Date on which the principal amount of the
                                        Class A-4 Notes is reduced to zero, 0%, (ii) on the Distribution Date on which the principal amount of the Class A-4 Notes is reduced to zero, (a) 0% until the principal amount of the Class A-4 Notes has been reduced to zero and (b) with respect to any remaining portion of the Regular Principal Distributable Amount, 100%; and (iii) for each
                                        Distribution Date after the Distribution Date on which the principal amount of the Class A-4 Notes is reduced to zero, 100%.

                                        The "CERTIFICATE PRINCIPAL CARRYOVER SHORTFALL" means, as of the close of any Distribution Date, the excess of the Certificate Principal
                                        Distributable Amount over the amount in respect of principal that is actually deposited in the Certificate Distribution Account on such
                                        Distribution Date.
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                                        The Trust must pay the outstanding principal amount of the
                                        Certificates, to the extent not previously paid, by the Distribution
                                        Date occurring in December 2005. This date is referred to herein as the "FINAL SCHEDULED DISTRIBUTION DATE" for the Certificates. The
                                        outstanding principal balance of the Certificates is expected to be paid in full earlier, and could be paid significantly earlier, than the Final Scheduled Distribution Date for the Certificates, depending on a variety of factors.

OPTIONAL PURCHASE..................     The Servicer may, but is not obligated to, purchase the Contracts on any Distribution Date on which the principal balance of the Contracts has declined to 10% or less of the Original Pool Balance. If the
                                        Servicer exercises this purchase option (an "OPTIONAL PURCHASE"), all of the Notes then outstanding will be redeemed, and all of the
                                        Certificates then outstanding will be prepaid.

THE SPREAD ACCOUNT.................     The Indenture Trustee will establish a segregated trust account, entitled "Spread Account - OT 1999-B, The Chase Manhattan Bank,
                                        Indenture Trustee", for the benefit of the securityholders and MBIA
                                        (the "SPREAD ACCOUNT"). The Spread Account will be an asset of the
                                        Trust. The securityholders will be afforded certain limited protection against losses on the Contracts by the establishment of the Spread
                                        Account.

                                        On each Distribution Date, net collections remaining after required distributions have been made in respect of the Servicer, the Owner
                                        Trustee, the Indenture Trustee, the Trust Agent, the Noteholders, the
                                        Certificateholders and the Insurer will be deposited in the Spread
                                        Account, up to a maximum amount calculated as the parties to the
                                        Insurance Agreement and the rating agencies may agree (the "SPREAD
                                        ACCOUNT MAXIMUM"). On each Distribution Date, funds will be withdrawn from the Spread Account to cover any shortfalls in amounts available to pay (i) the Servicing Fee and certain fees of the Indenture
                                        Trustee, the Owner Trustee and the Trust Agent, and (ii) interest and principal on the Securities. If the amount on deposit in the Spread
                                        Account on any Distribution Date (after giving effect to all deposits thereto and withdrawals therefrom on such Distribution Date) is greater than the Spread Account Maximum, the Indenture Trustee will distribute any excess first, to the Insurer, to the extent of any amounts owing to the Insurer pursuant to the Insurance Agreement, and then to the holders of the Residual Interests in the Trust. Upon any such distributions to the Insurer or the holders of the Residual
                                        Interests, the securityholders will have no further rights in, or claims to, such amounts.

THE INSURANCE POLICY...............     On the Closing Date, MBIA will issue an insurance policy in favor of the Indenture Trustee, for the benefit of the securityholders. The insurance policy issued by MBIA is referred to herein as the "POLICY", and the insurance agreement pursuant to which the Policy is issued is referred to as the "INSURANCE AGREEMENT".

                                        Pursuant to the Policy, MBIA will irrevocably and unconditionally guarantee timely payment of interest and ultimate payment of principal due on the Notes and the Certificates. MBIA's obligations under the
                                        Policy will be discharged to the extent that amounts due

                                        under the Policy are received by the Indenture Trustee, whether or not such amounts are properly applied by the Indenture Trustee.

                                        MBIA will not guarantee payments of principal on any class of Notes or on the Certificates at any time other than the payment of the outstanding principal amount of a class of Notes or of the
                                        Certificates on the Final Scheduled Distribution Date for such class of Notes or the Certificates, and will not guarantee payment of any
                                        Accelerated Principal Distributable Amount or any amounts which become due on an accelerated basis as a result of (a) a default by the Trust,
                                        (b) the occurrence of an event of default under the Indenture or (c)
                                        any other cause. MBIA may elect, in its sole discretion, to pay in whole or in part such principal due upon acceleration. In addition,
                                        MBIA may elect, in its sole discretion, to pay all or a portion of certain shortfalls of funds available to make certain distributions of principal on the Notes or the Certificates on a Distribution Date.

SERVICING FEE......................     The Servicer will be responsible for managing, administering, servicing, and collecting on the Contracts. As compensation for its services, the Servicer will receive a monthly fee equal to the product of one-twelfth of 1% per annum multiplied by the Pool Balance as of the end of the immediately preceding Collection Period (the "SERVICING
                                        FEE"). As additional compensation, the Servicer will be entitled to any late fees and other administrative fees and expenses or similar charges collected with respect to the Contracts. The Servicer or its designee will also receive as servicing compensation (i) net investment earnings on funds credited to the Collection Account and the Payahead Account and (ii) with respect to each rule of 78's
                                        Contract that is prepaid in full prior to its maturity date, the amount, if any, by which the outstanding principal balance of such rule of 78's Contract exceeds the Principal Balance of such Contract at the time of such prepayment (provided, that each amount payable to the Servicer under this clause (ii) will be deposited in the Spread
                                        Account and applied in accordance with the Insurance Agreement).

FEDERAL INCOME TAX STATUS..........     In the opinion of Andrews & Kurth L.L.P., for federal income tax purposes, the Notes will be characterized as debt, and the Trust will not be characterized as an association (or a publicly traded partnership) taxable as a corporation. Each Noteholder, by the acceptance of a Note, will agree to treat the Notes as indebtedness and each Certificateholder, by the acceptance of a Certificate, will agree to treat the Trust as a partnership in which the
                                        Certificateholders are partners for federal income tax purposes.

ERISA CONSIDERATIONS...............     Subject to the considerations discussed under "ERISA Considerations"
                                        in the Prospectus Supplement and in the Prospectus, the Notes are
                                        eligible for purchase by employee benefit plans that are subject to
                                        ERISA. However, neither an employee benefit plan subject to ERISA or
                                        Section 4975 of the Internal Revenue Code of 1986 nor an individual retirement account is eligible to purchase the Certificates. Any benefit plan fiduciary considering purchase of the Certificates should, among other things, consult with its counsel in determining whether all required conditions have been satisfied.

LEGAL INVESTMENT...................     The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended.

RATING.............................     At the Closing Date, Standard & Poor's Ratings Services, a division of
                                        The McGraw-Hill Companies, Inc., and Moody's Investors Service, Inc.
                                        will rate the Notes and the Certificates in the highest rating category for such securities. The ratings of the Notes and the
                                        Certificates will be based substantially on the issuance of the Policy by MBIA.

REGISTRATION OF THE SECURITIES.....     Initially, the Securities will be in the form of one or more certificates registered in the name of Cede & Co., as the nominee of
                                        The Depository Trust Company. If you acquire an interest in the Notes or the Certificates through The Depository Trust Company, you will not be entitled to receive a definitive security, except in the event that definitive securities are issued in certain limited circumstances.

                                  THE CONTRACTS

            Set forth below is certain data concerning the Initial Contracts as of the Initial Cut-Off Date which had an Initial Cut-Off Pool Balance of $295,224,883.99. Data concerning all of the Contracts will be available to purchasers of the Securities at or before the initial delivery of the Securities and will be filed with the SEC on Form 8-K within 15 days after the initial delivery of the Securities. While the financial and other data for the Subsequent Contracts will differ from the data below for the Initial Contracts, the characteristics of the Contracts as a whole will not vary materially from the characteristics of the Initial Contracts described below.

                      COMPOSITION OF THE INITIAL CONTRACTS

Aggregate principal balance.....................................$295,224,883.99
Number of contracts......................................................24,560
Average principal balance outstanding................................$12,020.56
Average original amount financed.....................................$12,175.14
Original amount financed (range)........................$1,050.00 to $65,000.00
Weighted average apr....................................................14.691%
Apr (range)...................................................6.600% to 29.370%
Weighted average original term.......................................57.01 mos.
Original term (range).............................................12 to 72 mos.
Weighted average remaining term......................................56.11 mos.
Remaining term (range).............................................5 to 72 mos.

                  DISTRIBUTION BY APRS OF THE INITIAL CONTRACTS

                            NUMBER
                              OF              % OF                          % OF INITIAL CUT-
                            INITIAL         INITIAL          PRINCIPAL             OFF
      APR RANGE            CONTRACTS       CONTRACTS          BALANCE         POOL BALANCE
      ---------            ---------       ---------          -------         ------------
 0.000% to 7.000%..........      6           0.02        $    115,990.69           0.04
 7.001% TO 8.000%..........    678           2.76          10,315,548.30           3.49
 8.001% TO 9.000%..........  1,017           4.14          14,944,742.32           5.06
 9.001% TO 10.000%.........  1,301           5.30          18,055,573.31           6.12
10.001% TO 11.000%.........  1,208           4.92          16,219,443.82           5.49
11.001% TO 12.000%.........  1,419           5.78          18,413,598.67           6.24
12.001% TO 13.000%.........  1,615           6.58          19,869,161.21           6.73
13.001% TO 14.000%.........  2,093           8.52          26,905,785.49           9.11
14.001% TO 15.000%.........  2,579          10.50          32,563,775.73          11.03
15.001% TO 16.000%.........  2,915          11.87          36,467,127.97          12.35
16.001% TO 17.000%.........  2,484          10.11          29,624,234.54          10.03
17.001% TO 18.000%.........  2,188           8.91          23,703,153.28           8.03
18.001% TO 19.000%.........  1,411           5.75          14,657,563.83           4.96
19.001% TO 20.000%.........  1,139           4.64          11,462,278.90           3.88
20.001% TO 21.000%.........  1,593           6.49          15,692,821.27           5.32
21.001% TO 30.000%.........    914           3.72           6,214,084.66           2.10
                            ------         ------        ---------------         ------
          TOTALS........... 24,560         100.00*       $295,224,883.99         100.00*

----------------
* PERCENTAGES MAY NOT ADD TO 100% BECAUSE OF ROUNDING.

                GEOGRAPHIC CONCENTRATION OF THE INITIAL CONTRACTS

                                       NUMBER         % OF                            % OF
                                     OF INITIAL     INITIAL       PRINCIPAL      INITIAL CUT-OFF
                                     CONTRACTS     CONTRACTS       BALANCE        POOL BALANCE
                                     ---------     ---------       -------        ------------
ALABAMA..........................         2          0.01      $      33,905.88        0.01
ARIZONA..........................       999          4.07         11,284,829.03        3.82
CALIFORNIA.......................     7,307         29.75         90,367,982.57       30.61
COLORADO.........................       641          2.61          7,025,772.25        2.38
CONNECTICUT......................         1          0.00             17,925.04        0.01
DELAWARE.........................         5          0.02             64,289.77        0.02
FLORIDA..........................     2,315          9.43         27,008,315.49        9.15
GEORGIA..........................     1,716          6.99         21,212,209.75        7.19
IDAHO............................       214          0.87          2,246,162.30        0.76
ILLINOIS.........................     1,941          7.90         22,692,142.57        7.69
INDIANA..........................       566          2.30          6,437,369.44        2.18
IOWA.............................        50          0.20            629,556.55        0.21
KENTUCKY.........................        61          0.25            724,962.72        0.25
MARYLAND.........................       241          0.98          3,235,713.16        1.10
MASSACHUSETTS....................         1          0.00             11,699.11        0.00
MICHIGAN.........................     1,468          5.98         17,422,816.67        5.90
MINNESOTA........................         1          0.00              6,320.22        0.00
MISSOURI.........................        63          0.26            790,648.43        0.27
MONTANA..........................         5          0.02             50,438.44        0.02
NEVADA...........................       647          2.63          7,276,791.19        2.46
NEW JERSEY.......................     1,300          5.29         15,371,848.73        5.21
NEW YORK.........................         4          0.02             50,007.95        0.02
NORTH CAROLINA...................     1,036          4.22         13,530,238.00        4.58
OHIO.............................         3          0.01             41,711.79        0.01
OKLAHOMA.........................       138          0.56          1,820,004.51        0.62
OREGON...........................       635          2.59          6,814,000.03        2.31
PENNSYLVANIA.....................       163          0.66          2,037,130.41        0.69
SOUTH CAROLINA...................       456          1.86          5,527,620.52        1.87
TENNESSEE........................       420          1.71          5,307,329.44        1.80
TEXAS............................       754          3.07         10,006,503.08        3.39
UTAH.............................        16          0.07            164,615.75        0.06
VIRGINIA.........................       525          2.14          6,774,120.38        2.29
WASHINGTON.......................       865          3.52          9,221,926.38        3.12
WISCONSIN........................         1          0.00             17,976.44        0.01
                                     ------        ------      ----------------      ------
          TOTALS.................    24,560        100.00*     $ 295,224,883.99      100.00*

----------------
* PERCENTAGES MAY NOT ADD TO 100% BECAUSE OF ROUNDING.

                      DELINQUENCY AND LOAN LOSS INFORMATION

DELINQUENCY AND LOAN LOSS INFORMATION

            The following tables set forth information with respect to the experience of Onyx relating to delinquencies, loan losses and recoveries for the portfolio of motor vehicle contracts owned and serviced by Onyx on an annual basis commencing December 31, 1996. The tables include delinquency information relating to those motor vehicle contracts that were purchased, originated, sold and serviced by Onyx. All of the motor vehicle contracts were originally purchased by Onyx from dealers, or originated by Onyx, a subsidiary of Onyx, or others, in accordance with credit underwriting criteria established by Onyx. In February 1994, Onyx commenced its operations as a purchaser and servicer of motor vehicle retail installment sales contracts. Thus, Onyx has historical performance for only a limited time period with respect to the motor vehicle contracts it purchases and originates and thus delinquencies and loan losses may increase from existing levels in the portfolio with the passage of time. Delinquency and loan loss experience may be influenced by a variety of economic, social and other factors.

         DELINQUENCY EXPERIENCE OF ONYX MOTOR VEHICLE CONTRACT PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                   AT DECEMBER 31,           AT DECEMBER 31,           AT DECEMBER 31,
                                        1996                      1997                      1998
                                 ------------------        -----------------         -------------------
                                 AMOUNT         NO         AMOUNT         NO         AMOUNT           NO
                                 ------         --         ------         --         ------           --
Servicing portfolio .......     $400,665      38,275      $757,277      73,502      $1,345,961      131,862
Delinquencies
  30-59 days(1)(2) ........     $  5,022         478      $ 11,902       1,211      $   26,410        2,766
  60-89 days(1)(2) ........     $  1,816         162      $  3,370         346      $    6,876          691
  90+ days(1)(2) ..........     $  1,279         111      $  3,743         316      $    4,790          455
    Total delinquencies as
     a percent of servicing
     portfolio ............         2.03%       1.96%         2.51%       2.55%           2.83%        2.97%

                                         AT MARCH 31,               AT MARCH 31,
                                             1998                       1999
                                      -----------------          ------------------
                                      AMOUNT         NO          AMOUNT          NO
                                      ------         --          ------          --
Servicing portfolio .......          $884,692      86,327      $1,542,612      151,037
Delinquencies
  30-59 days(1)(2) ........          $  9,194         937      $   19,282        2,049
  60-89 days(1)(2) ........          $  2,863         277      $    6,747          711
  90+ days(1)(2) ..........          $  3,572         320      $    5,987          543
    Total delinquencies as
     a percent of servicing
     portfolio ............              1.77%       1.78%           2.08%        2.19%

----------

(1) DELINQUENCIES INCLUDE PRINCIPAL AMOUNTS ONLY, NET OF REPOSSESSED INVENTORY. REPOSSESSED INVENTORY AS A PERCENT OF THE SERVICING PORTFOLIO WAS 0.48%, 1.17% AND 0.62% AT DECEMBER 31, 1996, 1997 AND 1998, RESPECTIVELY, AND 0.98% AND 0.78% AT MARCH 31, 1998 AND 1999, RESPECTIVELY.

(2) THE PERIOD OF DELINQUENCY IS BASED ON THE NUMBER OF DAYS PAYMENTS ARE CONTRACTUALLY PAST DUE.


          LOAN LOSS EXPERIENCE OF ONYX MOTOR VEHICLE CONTRACT PORTFOLIO
                             (DOLLARS IN THOUSANDS)

                                                                                            3 MONTHS ENDED
                                                   YEAR ENDED DECEMBER 31,                     MARCH 31,
                                            --------------------------------------      ------------------------
                                              1996          1997           1998           1998           1999
                                            --------      --------      ----------      --------      ----------
Number of motor vehicle contracts
   outstanding ........................       38,275        73,502         131,862        86,327         151,037
Period end outstanding ................     $400,665      $757,277      $1,345,961      $884,692      $1,542,612
Average outstanding ...................     $311,340      $563,343      $1,023,237      $815,922      $1,435,409
Number of gross charge-offs ...........          987         2,161           3,761           818           1,307
Gross charge-offs .....................     $5,789.2      $13,076.1     $ 20,639.9      $4,457.6      $ 7,039.60
Net charge-offs(1) ....................     $5,066.1      $11,433.9     $ 17,618.4      $3,761.8      $  6,221.0
Net charge-offs as a percent of average
  outstanding .........................         1.63%         2.03%           1.72%         1.84%           1.73%

----------
(1) Net charge-offs are gross charge-offs minus recoveries on motor vehicle contracts previously charged off.